UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019
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Alta Mesa Resources, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38040	81-4433840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15021 Katy Freeway, Suite 400, Houston, Texas 77094
(Address of Principal Executive Offices) (Zip Code)

281-530-0991
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AMR	The Nasdaq Capital Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.     Shareholder Director Nominations.

The information set forth under Item 8.01 regarding the deadline for submitting proposals for director nominations is incorporated herein by reference.

Item 8.01.    Other Events.

As previously announced, Alta Mesa Resources, Inc. (the “Company”) was unable to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) or its quarterly report on Form 10-Q for the quarter ended March 31, 2019. The Company is working towards becoming current in its filings with the SEC as soon as practicable. In connection therewith, the Company expects to hold the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) on October 23, 2019, and set September 6, 2019 as the record date for determining stockholders eligible to receive notice of, and entitled to vote at, the 2019 Annual Meeting. It is possible that the 2019 Annual Meeting may be further delayed for various reasons, including our inability to file the 2018 10-K at a sufficiently advance time prior to such date. Because the date of the 2019 Annual Meeting will be more than 30 days after the anniversary of the Company’s 2018 annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing stockholders of the following changes.

For stockholders who desire to submit a proposal for consideration at the 2019 Annual Meeting and wish to have such proposal included in the Company’s proxy statement, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. In order to be considered timely, the proposal must be received at the Company’s principal executive offices no later than August 27, 2019, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act.

Additionally, for stockholders who wish to bring business or nominate an individual for election or re-election as a director outside of Rule 14a-8 under the Exchange Act for consideration at the 2019 Annual Meeting, but who do not intend for such proposal to be included in the Company’s proxy statement, such proposal must be received at the Company’s principal executive offices no later than the close of business on August 16, 2019.

Any proposal submitted after the above deadlines will not be considered timely and will be excluded from consideration at the 2019 Annual Meeting. All stockholder proposals should be addressed to: Kimberly O. Warnica, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Alta Mesa Resources, Inc., 15021 Katy Freeway, Suite 400, Houston, Texas 77094. The time and location of the 2019 Annual Meeting will be as set forth in the Company’s proxy statement for the 2019 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alta Mesa Resources, Inc.

Date: August 6, 2019	By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Chief Financial Officer